Dividends	12 Months Ended
Dec. 31, 2014
Dividends
Dividends

23.Dividends

Annual Dividend

On February 11, 2014, the Company’s board of directors approved an annual cash dividend with respect to fiscal year 2013 in the amount of US$1.41 per ADS, amounting to an aggregate of RMB1,109.7 million (US$183.3 million). Such dividend was payable to shareholders of record as of February 26, 2014 and was paid on March 7, 2014.

Quarterly Dividend Policy

In May 2014, the Company’s board of directors approved a new quarterly dividend policy. Under this policy, the Company intends to make quarterly cash dividend distributions at an amount equivalent to approximately 25% of the Company’s anticipated net income after tax in each fiscal quarter.

The Company paid a dividend of US$0.34 per ADS for the first quarter of 2014 on June 3, 2014, US$0.37 per ADS for the second quarter of 2014 on September 5, 2014, US$0.36 per ADS for the third quarter of 2014 on December 5, 2014 and US$0.39 per ADS for the fourth quarter of 2014 on March 6, 2015. The cash dividend paid respect to fiscal year 2014 was RMB1,177.2 million (US$190.3 million) in total.

The determination to make dividend distributions and the amount of such distributions in any particular quarter will be made at the discretion of the Company’s board of directors and will be based upon its operations and earnings, cash flow, financial condition, capital and other reserve requirements and surplus, any applicable contractual restrictions, the ability of the Company’s PRC subsidiaries to make distributions to their offshore parent companies, and any other conditions or factors which the board deems relevant and having regard to the directors’ fiduciary duties.